STAAR Investment Trust

604 McKnight Park Dr.
Pittsburgh, PA 15237
Phone 412-367-9076
Fax 412-367-9141

Annual Report
January 1, 1998 to December 31, 1998




Investment Strategies You Can UnderstandSM


Letter to  Shareholders
April 12, 1999

Dear Shareholder:
     On April 4th the STAAR Investment Trust Funds celebrated their three-year anniversary! I am so very thankful for the opportunity to serve our investors, and I am enthusiastic about the future.
     In 1996 I set out to create a family of funds which would provide an understandable, simple and easy-to-use alternative to the confusion and complexity of the investment world. I wanted to offer a secure and stable place to weather the storms of volatile markets, a place where investors could be comfortable.
     My aim was to provide a personal, caring environment where investors could be confident that their nest eggs were being cared for with integrity and intelligence. My hope is that our shareholders will appreciate our common sense approach and have a greater sense of confidence and peace of mind as they pursue their financial goals.
	Three years into our five-year plan, I am pleased to report that we have achieved these objectives. We have provided a product offering wide investment diversification in a simple, understandable and easy-to-use package. STAAR is the simple solution to complex investment needs.
We have an excellent staff who care about the well being of our investors and are ready to serve them with diligence and excellence. And the overall performance of the Trust has been within our objectives.
	You can count on the fact that we care as much about your investments as we do our own. That's because my staff and I also have our own money invested in the Trust.

	As I look to the future, I anticipate a dynamic marketplace where both opportunities and risks will abound. 1999 looks to be a year where both real and perceived problems could help continue the volatility experienced in 1998. There are still some aspects of last year's international turmoil that have not had their full effect on our economy. The narrow focus of stock market gains in a few stocks suggests some imbalances, which may need correction. Wars and rumors of wars continue. And of course, there may be some conservative and even eccentric behavior as a result of Y2K concerns that could affect investments.
	On the positive side, the overall environment for long-term investors is encouraging. Inflation and interest rates remain in healthy ranges. Companies are making money and growing. The technological revolution is in full swing, offering the potential for an increase in the global standard of living comparable to that of the industrial revolution. International economic ills appear to be on the mend. It is not a time for fear and timidity. It is a time of adventure and potential, a time for self-control and common sense, a time for confidence and hope.
	The detailed information in this report is provided to assist you in understanding your investment. Please feel free to call me personally if you have a question.
	On behalf of the Trustees and people of STAAR Financial Advisors, Inc., I want to thank you for your continued confidence in us. We remain deeply grateful for you and committed to your well being.

Sincerely Yours,



J. Andre Weisbrod, Trustee
President, STAAR Financial Advisors, Inc., Advisor to the Trust

1998 Results and Observations:
4/12/99
	1998 was a turbulent year for equity markets (stocks). International crises and high domestic valuations set the stage for a nearly 20% correction in the large company stock market between mid-July and the end of August. Small Cap stocks and International Emerging Markets fared worse.

	However, conditions stabilized, helped by Federal Reserve actions to lower interest rates, and the markets recovered with remarkable alacrity. At the beginning of 1999, the long-term bull market was intact.
	If you made investments in stocks during the period from mid-February through June, you probably did not gain much on those deposits. However, if you made investments in stocks in September and October, that would have helped your overall performance.
	The broad Mid-Cap and Large Company stock markets ended the year with mixed results. The Wilshire Midcap indexes actually lost money. The New York
Stock Exchange Composite gained 16.55%. The S&P 500 stocks were up much more, but this index has ceased to reflect the overall markets. As the Wall Street Journal pointed out in its January 18, 1999 issue, the average stock in the index gained only 10.8%, yet the index itself was up 28.7% due to weighting toward a few stocks which have been leaders the last couple years. Therefore, I believe it may no longer be appropriate to use the S&P500 as a comparison tool for long-term investing in stocks.

	The bond market was much more stable than stocks in 1998. If you held bonds for the whole year, they would likely have returned between 5% and 9% for high quality government and corporate bonds, depending on maturity dates. Lower-rated, high yield "junk" bonds did not do so well. And if you had kept your money in a money market fund, the return would probably have been between 4.5% and 5%.
     This was the first year since 1990 where large company stocks went down more than 10% during the year. In fact, on August 31 most large company indexes were down close to 20% from their mid-July highs. International emerging markets and small company indexes fared even worse.
	The recovery has been rapid and spectacular. From August 31 to December 31, large stocks gained 22%, small stocks 25% and international emerging markets up over 21%! And the gains have continued into 1999.
	But individual mutual funds were all over the place, even within categories. Funds with similarly good performance over the previous five years experienced radically different performances in 1998.
	Consider Chart A. At the beginning of the year, how could anyone have known that a venerable fund such as the Templeton Foreign Fund would lose 4.9% while Europacific Growth would gain 15.5%? That's over a 20% difference! Both funds had dependable long-term records and had made average returns of 13.9% and 14.9% respectively over the five-year period from 1993 through 1997.
	This is a great argument for diversification among managers. Good managers can have bad years. But rarely will a diverse group of good managers all falter in the same year. (

Chart A -- Fund Performance Disparity

                                             5 Yr* Avg Tot
Fund             Objective     Style         Ret Thru 12/31/97   1998 Tot. Ret.
Large Company
Funds
Putnam Inv. A    Growth        Large Growth  20.7%               35.9%
Torray           Growth        Large Blend   23.7%               8.2%

Small Company
Funds
Ivy US Emerg Gr  Small Co.     Small Growth  16.1%*              18.0%
SSGA SmallCap*   Small Co.     Small Blend   22.3%               -7.5%

International
Funds
Europacific Gr.  Foreign       Large Blend   14.9%               15.5%
Templeton For.   Foreign       Large Value   13.9%               -4.9%


*Ivy US Emerging Growth and SSGA SmallCap are 4 yr. average total returns.


How to Measure Your Own Investment Performance
	It is important not to get hung up in comparisons against other investments, especially over short time periods. In most years, and especially 1998, it will be easy to find someone who did much better than you did... or much worse. You can drive yourself nuts reading too many magazines and rating charts. If you actually followed many financial publications' recommendations, you would probably be changing everything you own every couple months chasing the Holy Grail of "best performance".
	It is much saner and realistic to evaluate your holdings by asking questions similar to the following:

1) Did your overall investment portfolio perform within your long-term objectives and risk tolerance?
	In other words, if you were a moderately aggressive or aggressive investor who believes in international diversification, including developing markets, you may not have done as well as you would have wished. However, that is not a good reason to dump your international investments. History shows that what goes down usually goes up and vice versa. Just look at what has happened since August 31.
	If you owned a mix of investments designed to give you an 8% to 10% average return over 10 years, you should have been well aware that the potential for significant losses over any given quarter or year were not only possible, but probable. Such downturns should not surprise us. Nor should they alter our original planning strategies much. History indicates that patience and the courage to invest when markets are down usually pay off.
	If your investments did not perform outside their volatility expectations and your long-term performance is close to your objectives, there is probably little need for significant changes in your investment strategy.

2) Have you considered the timing of your investment deposits?
	Don't compare your investments to whole year returns if you were not in the market the whole year. If you made deposits in the period from mid-February to June, it is very possible to have lost some money. It is doubtful that you made much, unless you bought bonds or held onto cash and made additional purchases in September. And if you pulled out after the downturn, you probably locked in losses.
But just because you were unlucky in timing doesn't mean you should lose sight of your original plan. If you had invested in large company stocks at the peak in 1987 and watched as your portfolio lost more than 1/3 of its value within three months, you would have been tempted to get out of the market. Many poor souls did. However, if you had just kept your stock investments and they made only an average return, you still would have gained over 10% per year through 1998!

3) If you were investing for the first time today, would your overall philosophy be radically different?
	If you set aside the emotions of the market volatility experienced in 1998, chances are you would choose a similar investment approach today. A good asset allocation plan will show best case, worst case, and reasonable expectation projections. You need to choose a mix of investments with which you are comfortable.
Remember that markets will go down. When they do, do not lose sight of your original objectives and what you believed you were willing to risk to achieve them.
	However, if your life situation has changed, or you have changed your objectives and philosophy, then you should make appropriate adjustments to your portfolio.
     Investments are like trees. Allowed to grow with patience, good soil and deep roots, they can grow strong over time, weathering most storms.


Y2K Compliance:

     As you are probably aware, January 1, 2000, is a critical date for anyone and any business dependent on computers. The Securities and Exchange Commission has required all mutual funds to file progress reports with them and to provide ongoing reports to shareholders regarding compliance. These reports are available upon request.
     In brief, a third party has tested the internal hardware and software systems critical to the management of the Trust and those tests indicated that our critical systems were compliant. We are checking with third-party entities regarding their status. While we can offer no guarantees, we are optimistic that the systems involved in managing and administrating the Funds will be functional.


Visit Our Web Site:

www.staarinvest.com

We should have transferred the contents of our site to this address by the end of April 1999. You can also go to the old address, staarsystem.com, if there are any problems accessing the new address. Check out performance, articles and our "Funny File". E-mail your questions.

Perspective & Performance
Indexes used for comparisons are selected as being closest to each Fund's objectives.

Intermediate Bond Fund (IBF)
	The IBF is designed to produce average returns with below average risks. The Fund's 1998 performance of 7.4% was just shy of the average of 7.7% for 435 intermediate high quality bond funds tracked by Morningstar. With weighting toward U.S. government and government agency debt instruments and an average maturity of 4.6 years, this Fund is positioned conservatively to meet its objectives of providing current income with concern for the safety of princi-
pal. 	Investors should note that the Fund is designed to provide a  "plain vanilla" intermediate bond portfolio for investors to utilize within an asset allocation plan. Aggressive techniques used by some other bond mutual funds, such as leverage and derivatives, are not currently being employed, and any future use of such techniques is anticipated to be of a limited nature as described in the prospectus.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)
Intermediate Bond
Fund (IBF)
A staggered port
folio of US
Gov't, Gov't
Agency and Invest
ment Grade Corp
orate Bonds with
an average matur
ity usually
between 3 and 7
years.           0.17%         7.4%        7.2%
                     N/A                                8.3%
                          5.7%

Lipper Intermed.
Inv. Grade Bond
Funds            0.12%         7.9%        8.4%
                     N/A                                10.0%
                          8.1%

Lehman Bros. US
Treas. Intermed.
Index            0.22%         8.6%        8.2%
                     N/A                                9.4%
                          7.7%

Current Yield as of 12/31/98 ........................... 5.5% **
S.E.C. Yield as of 12/31/98 ............................ 5.36%  ***
Average Maturity ....................................... 4.6 YearsPortfolio
Turnover ............................................... 22.5%

* Total returns include reinvested dividends and gains.
** Current Yield is calculated by dividing the projected annual income by the current net assets (total portfolio value less accrued expenses)
*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.

Long Term Bond Fund (LTBF)
	The LTBF has performed remarkably well since inception. Its 1998 total return of 8.6% exceeded both the Lipper US Government and Corporate A Rated
bond fund indexes.   The outlook for bonds in 1999 is somewhat uncertain.  The
direction for interest rates will depend on which of two factors emerges dominant as the year progresses. On one hand, factors such as increasing wages and gasoline prices augur for higher inflation. This has caused rates to go up in early 1999. On the other, lower earnings growth and the fear of recession would tend to keep rates in their current range or slightly lower.
 	As described in the prospectus, the average maturity of bonds held by the LTBF will be over ten years. Generally, bonds will have maturities of at least ten years at the time of purchase. However, since it is anticipated that many bonds will be held to their maturity dates, and others may have call provisions, some of the portfolio may be of a more intermediate or even short-
term nature.   The Fund may also hold cash and cash equivalents for risk
management and to provide liquidity.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)

Long Term Bond
Fund (LTBF)
A staggered port
folio of US
Gov't, Gov't
Agency and
Investment Grade
Corporate Bonds
with an average
maturity over
10 years.        -0.04%        8.6%        9.9%
                      N/A                                12.8%
                          8.9%

Lipper US Gov't
 Funds Index     -0.23%        7.8%        8.4%
                      N/A                                10.3%
                          7.9%

Lipper Corporate
A-Rated Bond
Funds Index       0.11%        7.3%        8.2%
                      N/A                                10.3%
                          8.1%

Current Yield as of 12/31/98 ........................... 6.8% **
S.E.C. Yield as of 12/31/98 ............................ 5.7% ***
Average Maturity ....................................... 15.2 Years
Portfolio Turnover ..................................... 6.4%

*Total returns include reinvested dividends and gains.
** Current Yield is calculated by dividing the projected annual income by the current net assets (total portfolio value less accrued expenses)
*** S.E.C. Yield is calculated by taking actual net income received during the past thirty days divided by the average shares for the last thirty days, divided by the maximum offering price on the last day of the period and then annualized.


Larger Company Stock Fund (LCSF)

	The LCSF finished the year stronger, and ended just below the Lipper Growth & Income funds index (+13.6%). Some managers failed to perform as expected during the correction, and while the LCSF's conservative approach paid off in less volatility, it did not perform as well as expected. As a result, four funds were sold and two were added starting in the Fall. There was tremendous disparity of performance in 1998, and some traditional benchmarks did not reflect the markets as consistently as in previous years. In particular, the S&P500 index was anomalous. Because of the way this index is formulated, it did not present an accurate picture of the broad market.
With high valuations, continued uncertainty overseas and concerns about Y2K, more volatility is expected, but large stocks should continue to be a profitable investment for long term investors.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)
Larger Co. Stock
Fund (LCSF)
A mix of large
company and some
mid-cap stock
funds (fund of
funds) with an
objective of
Growth with some
Income. Indi
vidual stocks
may be owned.    17.8%         12.9%       18.5%
                     N/A                                16.7%
                          17.4%
Lipper Growth &
Income Funds
Index            16.3%         13.6%       20.0%
                     N/A                                17.5%
19.4%
Dow Jones
Industrial
Average          17.6%         18.13%      19.3%*
                     N/A                                14.7%*
                          19.1%*
Lipper Growth
Funds Index      22.7%         25.7%       26.9%
                     N/A                                26.1%
                          23.7%

Portfolio Turnover .................................. 2.78%%
* Without dividends.
**Total returns include reinvested dividends and gains.


Smaller Company Stock Fund (SCSF)
	The SCSF has continued its above average performance in a difficult smallcap market. In 1998 most small company funds lost money, as did the Russell 2000 index. While the Trust's Funds were not yet included in Morningstar's database at the end of 1998, the SCSF's total return of +2.7% would have placed it in the top third of all funds tracked by Morningstar having a Small Company Objective. After four years of trailing the Large Caps, there is a strong argument for smaller companies to begin outperforming large companies, possibly within the next 12 to 18 months.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)

Smaller Co.
Stock Fund (SCSF)
A mix of small
company and some
mid-cap, and
microcap stock
funds (fund of
funds).  Indi
vidual stocks may
be owned.        19.1%          2.7%        8.3%
                     N/A                                10.4%
9.0%

Lipper Small Cap
Funds Index      18.4%          -0.9%       6.4%
                     N/A                                8.5%
                           7.1%
Russell 2000
Index            16.3%          -2.6%       7.9%*
                     N/A                                7.4%*
                           8.8%

Portfolio Turnover ........................................	6.5%%

* Total returns include reinvested dividends and gains.


International Fund (INTF)

The INTF's broad diversification includes emerging markets, which hurt the Fund's performance in 1998. As of 12/31/98 there were 637 funds in the 1998 Morningstar database having a "Foreign Stock" objective and 166 funds with a "Diversified Emerging Markets" objective. The average return among both groups was 1.8% while the INTF's return for 1998 was 3.3%. If the adage of "buy low, sell high" continues to be valid, then there have been many "bargains" overseas since mid 1998, and there continue to be opportunities. International and emerging markets have performed well in early 1999. It is likely to be a roller coaster, but the potential is excellent.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)

International
Fund (INTF)
A mix of Inter
national equity-
oriented funds
including some
investing in
emerging
markets (fund
of funds).
Individual
stocks may be
owned.           16.5%         3.3%        3.1%
                     N/A                                -1.6%
                          6.0%

Lipper Inter
national Funds
Index            15.5%         12.7%       9.9%
                     N/A                                6.2%
                          10.8%
Lipper Emerg
ing Markets
Funds Index      15.5%         -26.9%      -19.0%
                     N/A                                -28.0%
                          -13.1%
Dow World Ex.
U.S. Index       19.5%         13.4%       6.5%
                     N/A                                4.7%
                          5.0%

Portfolio Turnover .................................. 2.3%
* Total returns include reinvested dividends and gains.

AltCat (Alternative Categories) Fund (ACF)

	The ACF includes some promising long-term investments that experienced significant downturns in 1998. Energy, emerging markets and real estate were losers, but were offset by technology, health care and domestic stocks. This Fund is looking for opportunities in areas that do not fit neatly into the other asset allocation categories. Again, the "buy low, sell high" adage may apply, as may the roller coaster metaphor.

For periods ending 12/31/98.
Description      Last Quarter  One Year    Two Year Avg. Annual Return
                     Three Year Avg. Annual Return      Since Public Inception
(5/28/97)                 Since Private Inception (4/4/96)
AltCat Fund
ACF)
The Alternative
Categories Fund
invests in a
wide range of
mixed global
assets including
mostly aggres
sive funds (fund
of funds),which
generally do not
fit into the
other major
categories.      8.3%          -5.8%       -1.1%
                     N/A                                -3.8%
                          0.9%

Portfolio Turnover ........................................	0%
* Total returns include reinvested dividends and gains.

Notes regarding performance: Total Return assumes dividends and/or capital gains reinvested. STAAR Fund returns are based on Net Asset Value. Indexes such as the DOW Jones Industrials, Lehman Bros. (LB) and Merrill Lynch (ML)
Bond indexes are unmanaged, and therefore have little or no expenses.
Lipper mutual fund indexes reflect net returns after expenses. Performance numbers are quoted directly or derived from data published in the Wall St. Journal ands other public sources and may be preliminary data. Past performance is no guarantee of future results.  Investment returns and principal values fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.
The STAAR Investment Trust, 604 McKnight Park Dr., Pittsburgh, PA 15237	412-367-
9076

Portfolio Holdings as of 12/31/98

1 SST INTERMEDIATE BOND FUND
Portfolio Valuation Date 12/31/1998




    Quantity Description                UnitCost Price     Cost    MktVal
UnrealG/L  % of Val.


    205,758 Cash & Equiv.                100.00  100.00  205,758   205,758
0        16.6%

    20,000  US Tr Nt 6.50 4/30/99        100.73  100.63  20,146    20,125
(21)     1.6%

    45,000  US Tr Nt 6.25 8/31/00         98.97  102.53  44,535    46,139
1,604    3.7%

    20,000  US Tr Nt 6.375 8/15/02       100.45  105.53  20,089    21,106
1,017    1.7%

    20,000  US Tr Nt 6.5 5/15/05         100.19  109.56  20,037    21,912
1,875    1.8%

    25,000  US Tr Nt 7.0 7/15/06         100.76  114.09  25,191    28,523
3,332    2.3%

    20,000  US Tr Nt 5.5 2/15/08         100.42  105.97  20,084    21,194
1,110    1.7%

    20,000  US Tr Nt 5.375 2/15/01       100.38  101.53  20,075    20,306
231      1.6%

    50,000  US Tr Nt 5.5 12/31/00        102.69  101.69  51,344    50,844
(500)    4.1%

    50,000  FHLMC Deb 6.49 12/19/05      100.70  102.00  50,350    51,000
650      4.1%

    60,000  FHLMC Deb 6.25 6/24/08       100.00  100.31  60,000    60,188
188      4.9%

    20,000  Fed Hm Ln Bk 6.17  7/30/02   102.22  103.75  20,433    20,750
307      1.7%

    40,000  Fed Hm Ln Bk 5.94 1/30/01     99.82  100.06  39,929    40,025
96       3.2%

    40,000  Fed Hm Ln Bk 5.925 8/14/03   100.98  100.78  40,391    40,312
(79)     3.3%

    25,000  Fed Nat Mtg Ass 7.32 5/3/06  100.00  104.88  25,000    26,220
1,220    2.1%

    25,000  Fed Nat Mtg Ass 7.52 4/23/04 101.39  100.71  25,348    25,178
(170)    2.0%

    35,000  Fed Nat Mtg Ass 7.37 3/09/07 103.12  102.47  36,092    35,865
(227)    2.9%

    75,000  Fed Nat Mtg Ass 5.39 11/5/03  99.56   98.57  74,672    73,928
(744)    6.0%

    20,000  TVA Pwr 93Ser 6.125 7/15/03   97.00  102.19  19,400    20,4380
1,038    1.6%

    13,000  TVA Pwr 95Ser 6.375 6/15/05   97.25  105.91  12,643    13,768
1,125    1.1%

    25,000  Avco Fin Srv 7.375 8/15/01   102.00  104.96  25,500    26,240
740      2.1%

    30,000  Columb/HCA Hlth 6.87 9/15/03  98.63   98.54  29,588    29,652
(26)     2.4%

    20,000  DetEd SecMdTr59 6.27 3/15/00 100.00  100.82  20,000    20,164
164      1.6%

    20,000  IBM NT BkEntNC 7.25 11/01/02 102.14  106.94  20,427    21,388
961      1.7%

    25,000  M Lynch&Co Nts NC 8.0 2/1/02 103.50  106.85  25,875    26,713
838      2.2%

    15,000  Morg Stnly Nt 6.375 12/15/03  96.90  102.91  14,535    15,437
902      1.2%

    30,000  Stud Ln Mkt Ass 6.07 2/14/02  99.50  100.04  29,850    30,012
162      2.4%

    40,000  Disney Co Nts 6.375 3/30/01  102.79  102.82  41,117    41,128
11       3.3%

    20,000  BellSouth Comm 6.5 2/01/00   100.25  101.37  20,050    20,274
224      1.6%

    80,000  Ford Mtr Cr 6.0 1/14/03      102.84  101.82  82,268    81,456
(812)    6.6%

    40,000  Mellon Finl Co. 6.0 3/01/04  100.09  101.89  40,036    40,756
720      3.3%

    40,000  Sears Acc Corp 6.92 6/17/04  104.80  106.41  41,920    42,564
644      3.4%

    Total Account                                        1,222,693 1,239,273
16,580   100.0%


Breakdown By General Asset Type

Cash & Equivalents = 10%
US Treasury & Gov't Agency = 53%
Corporate Bonds = 37%

Breakdown by General Rating

AAA Rated = 66%
AA Rated = 3%
A Rated = 26%
BBB Rated = 5%

     2 SST LONG TERM BOND FUND Portfolio Valuation Date 12/31/98



    Quantity Description                  UnitCost  Price    Cost     MktVal
UnrealG/L   % of Val.


    3,017   Cash & Equiv.                  1.00     1.00      3,017    3,017
0        0.5%

    10,000  US Tr Nt 5.625 2/15/06          92.70   105.78    9,270    10,578
1,308    1.7%

    75,000  US Tr Nt 7.25 5/15/16          105.59   121.13    79,194   90,844
11,650   15.0%

    25,000  US Tr Nt 7.125 2/15/23         100.88   123.03    25,219   30,758
5,539    5.1%

    15,000  US Tr Nt 6.875 8/15/25          99.99   121.44    14,998   18,216
3,218    3.0%

    20,000  US Tr Nt 7.25 8/15/22          100.81   124.31    20,163   24,863
4,700    4.1%

    10,000  US Tr Nt 6.25 8/15/23          104.86   111.88    15,730   16,781
1,051    2.8%

    20,000  FHLMC 7.375 10/25/11            99.50   101.34    19,900   20,269
369      3.3%

    35,000  FHLMC 6.85 5/14/13             100.28   101.41    35,099   35,492
393      5.9%

    30,000  FHLMC 6.42 8/19/13             101.26   100.72    30,378   30,215
(163)    5.0%

    25,000  FHLMC 6.7 2/15/11              102.94   101.81    25,734   25,453
(281)    4.2%

    15,000  Bankamer Corp MTN 6.5 5/6/13   100.00   100.13    15,000   15,020
20       2.5%

    20,000  Bear St MtnTr798 7.4 11/20/17  100.00   100.13    20,000   20,014
14       3.3%

    15,000  Chase Man Corp MTN 6.5 5/6/13  100.25    99.58    15,037   14,937
(100) 2.5%

    35,000  Citicorp 7.2 9/15/10           102.38   101.47    35,831   35,514
(317)    5.9%

    20,000  Disney Mtn Semi 7.75 9/30/11   100.00   101.58    20,000   20,316
316      3.4%

    10,000  FPL Grp Cap Inc 7.625 5/01/13  100.26   103.84    10,025   10,384
359      1.7%

    40,000  Ford Mtr Cred MTN 7.0 9/20/10  101.00   102.35    40,400   40,940
540      6.8%

    25,000  GE Cap Corp 6.4 1/16/13         99.75   100.05    24,938   25,012
74       4.1%

    20,000  Gen Mot Corp Nts 7.10 3/15/06   99.31   108.40    19,861   21,680
1,819    3.6%

    15,000  Morgn Stnly Cap Gr 7.45 7/3/12 100.00   101.01    15,000   15,152
152      2.5%

    15,000  So.Westn Bell Deb 6.75 6/01/08  96.25   100.83    14,438   15,125
687 2.5%

    30,000  Xerox Cr Corp MTN 6.5 1/28/13  100.00   101.03    30,000   30,309
309 5.0%

    35,000  Xerox Cr Corp MTN 6.5 2/11/13  100.00   101.07    35,000   35,375
375    5.8%

    Total
    Account                                                   574,232 606,264
32,032   100.0%



Breakdown By General Asset Type

Cash & Equivalents = 1%
US Treasury & Gov't Agency = 50%
Corporate Bonds = 49%

Breakdown by General Rating

AAA Rated = 54%
AA Rated = 3%
A Rated = 43%
BBB Rated = 5%

  3 SST LARGER COMPANY STOCK FUND Portfolio Valuation Date 12/31/98

Quantity Description                        UnitCost Price   Cost     MktVal
UnrealG/L   % of Val.


    139,226 Cash & Equiv.                 1.00     1.00    139,226  139,226
0           7.5%


    U.S. Lar
    ger Comp
    any Stoc
    k Mutual
    Funds

    5726    Bear Stearns S&P Stars A      20.42    22.97   116,900  131,525
14,625      7.1%

    1869    Clipper Fund                  69.35    75.37   129,604  140,857
11,253      7.6%

    2857    Franklin Growth Fund Cl 1     24.92    31.45   71,192   89,860
18,668      4.9%

    5007    Fundamental Investors Fund    25.09    28.92   125,604  144,800
19,196      7.8%

    1238    Janus Twenty Fund             44.87    53.30   55,538   65,972
10,434      3.6%

    31355   Putnam Investors A Fund       12.87    14.82   403,414  464,683
61,269      25.1%

    3877    Torray Fund                   35.08    36.48   136,023  141,444
5,421       7.6%

    6315    Washington Mutual Investors   25.54    32.91   161,308  207,843
46,535      11.2%

    U.S. Lar
    ger Comp
    any Stoc
    k Unit
    Trusts

    9478    Peroni Top 10 Grwth Tr 98 Ser 9.96     11.89   94,372   112,728
18,356      6.1%

    U.S. Mi
    d-Cap L
    arger
    Company
    Stocks

    1630    Mairs and Power Growth Fund   69.81    92.68   113,821   151,108
37,287      8.2%

    1054    Strong Schafer Value Fund     60.18    59.29   63,416    62,475
(941)       3.4%

    Total
    Account                                                1,610,418 1,852,521
242,103     100%


Breakdown By General Asset Type
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents = 7%
Domestic Stock = 86%
Foreign Stock = 3%
Bonds = 1%
Other = 3%

Breakdown by Management Style

Large Cap Growth = 43%
Large Cap Value = 34%
Large Cap Blend = 5%
Larger Mid Cap Value = 3%
Larger Mid Cap Blend = 8%
Cash Equiv. = 7%

Notes: Breakdown percentages are estimates based on information gathered from prospectuses, quarterly reports and other sources, including Morningstar Principia for Mutual Funds. Accuracy is not guaranteed.

  4 SST SMALLER COMPANY STOCK FUND Portfolio Valuation
                                                            12/31/98


    Quantity Description                    UnitCost Price   Cost      MktVal
UnrealG/L   % of Val.


    47864   Cash & Equiv.                 1.00     1.00    47,864    47,864
0           3.0%


    U.S.
    Small
    er
    Com
    pany
    Stock
    Mutu
    al
    Fund
    s


    9261    Acorn Fund                    16.25    16.85   150,510   156,045
5,535       9.7%

    11156   Frnkln Small Cap Growth Fd I  20.27    22.57   226,080   251,788
25,708      15.6%

    9986    Ivy Emerging Growth Fund A    26.50    32.65   264,628   326,052
61,424      20.2%

    9103    SSGA Small Cap Fund           19.30    19.41   175,739   176,696
957         10.9%

     U.S.
    Mid-
    Cap
    small
    er
    Com
    pany
    Stock
    s

    11323   Putnam Cap. Apprec. Fund A    22.70    22.66   257,028   256,585
(443)       15.9%

    5648    T Rowe Price New Horizons Fd  23.76    23.34   134,192   131,831
(2,361)     8.2%

    U.S.
    Micr
    ocap
    Stock
    Mutu
    al
    Fund
    s

    13838   Frnkln Microcap Value Fund I  19.42    19.31   268,678   267,217
(1,461)     16.6%

    Total
    Account                                                1,524,719 1,614,078
89,359      100%


Breakdown By General Asset Type
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents = 3%
Domestic Stock = 93%
Foreign Stock = 4%
Bonds = 0%
Other = 0%

Breakdown by Management Style

Small Cap Growth = 43%
Small Cap Value = 17%
Small Cap Blend = 11%
Smaller Mid Cap Growth = 10%
Smaller Mid Cap Blend = 16%
Cash equiv. = 3%

Notes: Breakdown percentages are estimates based on information gathered from prospectuses, quarterly reports and other sources, including Morningstar Principia for Mutual Funds. Accuracy is not guaranteed.

  5 SST INTERNATIONAL FUND Portfolio Valuation Date 12/31/98

    Quantity Description                    UnitCost Price   Cost      MktVal
UnrealG/L   % of Val.


    32867   Cash & Equiv.                 1.00     1.00    32,867    32,867
0           2.0%

    Inter
    natio
    nal
    Stock
    Mutu
    al
    Fund
    s

    5464    Europacific Fund              26.20    28.40   143,148   155,183
12,035      9.6%

    6339    Hotchkis & Wiley Int'l Fund   22.29    23.28   141,317   147,570
6,253       9.2%

    6496    Ivy International Fund        35.92    41.20   233,321   267,646
19,922      21.2%

    17088   Putnam Int'l Growth Fund A    18.22    19.23   311,355   328,600
17,245      20.4%

    10201   T R Price Int'l Stock Fund    13.64    14.99   139,150   152,919
13,769      9.5%

    22866   Templeton Foreign Fund I      10.04    8.39    229,559   191,844
(37,715)    11.9%

    9151    Warburg Pincus Int'l Eq Fd    19.35    17.79   177,065   162,804
(14,261)    10.1%

    Develop
    ing Mar
    kets Mu
    tual
    Funds

    16468   Templeton Devel. Mkts Tr I    14.32    10.30   235,830   169,617
(66,213)    10.5%

    Total
    Account                                                1,643,612 1,609,050
(34,562)    100%


Breakdown By General Asset Type
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents = 2%
Domestic Stock = 1%
Foreign Stock = 89%
Bonds = 1%
Other = 7%

Breakdown by Management Style

Large Cap Value = 68%
Large Cap Blend = 19%
Small Cap Value = 11%
Cash Equiv. = 2%

Notes: Breakdown percentages are estimates based on information gathered from prospectuses, quarterly reports and other sources, including Morningstar Principia for Mutual Funds. Accuracy is not guaranteed.

  6 SST ALTCAT FUND Portfolio Valuation 12/31/98

    Quantity Description                    UnitCost Price   Cost      MktVal
UnrealG/L   % of Val.


    23829   Cash & Equiv.                 1.00     1.00    23,829    23,829
0           6.4%

    U.S.
    Mid-
    Cap
    Large
    r
    Com
    pany
    Stock
    Mutu
    al
    Fund
    s

    1091    Muhlenkamp Fund               34.49    37.65   37,618    41,062
3,444       11.0%

    Glob
    al
    Small
    er
    Co.
    Stock
    Mutu
    al
    Fund
    s

    2257    Mutual Series Discovery Fd I  18.44    17.19   41,615    38,801
(2,814)     10.4%

    446     Small Cap World Fund I        25.97    27.64   11,576    10,977
(599)       2.9%

    Alter
    nativ
    e
    Cate
    gorie
    s

    484     Franklin Gold Fund I          14.50    7.72    7,020     3,737
(3,283)     1.0%

    1699    Frnkln Real Estate Sec Fd I   14.60    14.32   24,806    24,332
(474)       6.5%

    2715    Frnkln Nat. Resources Fd I    14.68    10.50   39,861    28,507
(11,354)    7.6%

    955     Invesco Strategic Tech Fd     31.41    34.99   30,000    33,419
3,419       8.9%

    6669    Ivy China Region Fund A       8.50     6.30    56,684    42,014
(14,670)    11.2%

    3802    Templeton Latin Amer Fund I   11.44    7.12    43,505    27,071
(16,434)    7.2%

    1276    Templeton Global Real Est I   14.45    13.67   18,426    17,438
(988)       4.7%

    1217    Vanguard Special Energy Fund  22.27    18.42   27,112    22,422
(4,690)     6.0%

    624     Vanguard Special Health Fund  75.18    96.85   46,881    60,396
13,515      16.1%


    Total
    Account                                                408,933   374,005
(34,928)    100%


Breakdown By General Asset Type
(Includes estimated cash positions of mutual funds owned by the Fund)

Cash & Equivalents = 6%
US Flexibly managed = 11%
Global fexibly Managed = 10%
Global smaller Cos. = 3%
Pacific Rim/China = 11%
Latin America = 7%
Specific Energy/Natural Resources = 14%
Prec. Metals/Mining = 1%
Real Estate & Related = 11%
Specific Health Care = 17%
Specific Technology = 9%

Breakdown by Management Style

Large Cap Growth = 16%
Mid Cap Growth = 9%
Mid Cap Value = 65%
Mid Cap Blend = 1%
Small Cap Growth = 3%
Cash Equiv. = 6%

Notes: Breakdown percentages are estimates based on information gathered from prospectuses, quarterly reports and other sources, including Morningstar Principia for Mutual Funds. Accuracy is not guaranteed.

    STAAR SYSTEM- TRUST
    STATEMENT OF OPERATIONS
    12 MONTH PERIOD ENDING DECEMBER 31, 1998
    (Total, Six Series Funds)

    Investment Income
          Mutual fund dividends                    $ 66,820
          Interest and money market
          fund dividends                             77,962
             Total Income                                      $144,782

    Expenses
       Investment advisory fees (Note 5)           $ 51,572
       Directors fees, filing, tax (Note 5)        $  5,632
       Foreign Taxes Paid                          $  2,877
       Interest                                    $      0
       Marketing/Distrib. 12b-1                    $     24
       Other Expenses                              $    387
             Total Expenses                                    $ 60,492

             Investment income-net                             $ 84,290

    Realized and unrealized appreciation on
    investments
       Realized long and short term capital gains  $178,138
       Unrealized appreciation (depreciation)      $ 51,116

       Net Realized and Unrealized
       Appreciation (Depreciation)                             $229,254


       Net increase in net assets resulting
       from operations                                         $313,544

    NOTE: The accompanying notes are an integral part of these financial statements.

    STAAR SYSTEM TRUST
    STATEMENT OF CHANGES IN NET ASSETS

                                                                     Period
                                                                     From
                                                                     Inception
                                     Year Ended     Year Ended       (3/19/96)
                                     December 31,   December 31,     Through
                                     1998           1997             12/31/96
    Increase in net assets from
    operations:
       Investment income- net        $   84,290     $   93,962       $  42,940
       Net realized gain on
       investments                   $  178,138     $  141,856       $  46,523
       Unrealized appreciation of
       investments                   $   51,116     $  188,631       $  70,817

          Net increase in net assets
          resulting from operations  $  313,544     $  424,449       $ 160,280

    Distributions to shareholders
    from:
       Investment income             $( 86,735)     $( 87,129)       $( 38,885)
       Realized long term gains      $(170,740)     $(141,856)       $( 46,523)
             Total distributions     $(257,475)     $(228,985)       $( 85,408)

    Capital share transactions
    (Note 3)
       Purchases                     $2,624,793     $2,044,858       $2,465,597
       Redemptions                   $( 585,695)    $( 238,765)      $(  10,000)
       Reinvestment of dividends     $  255,605     $  228,985       $   85,408
          Net increase in net assets
          resulting from capital
          share transactions         $2,294,703     $2,035,078       $2,541,005

       Total increase in net assets  $2,350,772     $2,231,231       $2,615,877

    Net assets
       Beginning of period           $4,847,108     $2,615,877       $        0
       End of period                 $7,197,880     $4,847,108       $2,615,877


    NOTE: The accompanying notes are an integral part of these financial statements.

    STAAR SYSTEM TRUST
    STATEMENT OF CASH FLOWS
    YEAR ENDED DECEMBER 31, 1998

     Net increase in cash from operations                   $ 313,544

    Adjustments required to reconcile to net cash provided by operating activities:

          Unrealized appreciation of investments              (51,116)
          (Increase) decrease in:
             Bond Interest Receivable                          (9,266)

          Increase (Decrease) in:
             Accrued Interest                                     706
             Taxes Payable                                         (0)
             Accounts Payable                                 118,586

       Net cash provided by operating
        activities                                            372,454

    Cash provided (used) by investment activities
       Investments Purchased                                (3,113,378)
       Sales or redemptions                                    843,741

       Net cash (used) by investment activities             (2,269,637)

    Cash provided (used) by financing activities
       Shareholder Contributions                             2,624,793
       Shareholder Redemptions (including $158,682
          Re-invested in other Trust Funds)                   (585,696)
       Dividends declared                                     (257,476)
       Dividends reinvested by shareholders                    255,586

       Net cash provided by financing activities             2,037,207

    Increase (Decrease) in Cash During Period                  140,024

       Cash Balance - beginning of period                      312,536
       Cash Balance - end of period                         $  452,561

    NOTE: The accompanying notes are an integral part of these financial statements.

    STAAR SYSTEM TRUST
    NOTES TO FlNANClAL STATEMENTS
    DECEMBER 31, 1998

    NOTE 1 - ORGANIZATION AND PURPOSE

    Staar Investment Trust (the Trust) was organized as a Pennsylvania business trust under applicable statutes of the Commonwealth of Pennsylvania. It was formed on February 28, 1996 and became effective March 19, 1996.

    The Trust is registered with the Securities and Exchange
    Commission under the Investment Company Act of 1940 as a non-diversified, open-end management investment company.

    NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

    The Trust consists of six separate series portfolios (funds). The funds are organized in such a manner that each fund corresponds to a standard asset allocation category, with the exception of the Alternative Categories Fund which is a flexibly managed fund that may invest in assets not included in the other funds. The Funds are:

    The STAAR Intermediate Bond Fund
    The STAAR Long-Term Bond Fund
    The STAAR Larger Company Stock Fund
    The STAAR Smaller Company Stock Fund
    The STAAR International Fund
    The STAAR Alternative Categories Fund

    Each fund is managed separately and has its own investment objectives and strategies in keeping with the asset allocation category for which it is named. Each fund may invest in other open-end funds (mutual funds) as well as closed-end funds and individual securities.

    Security Valuation - Investments in mutual funds are stated at net asset value on the date of valuation. Securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation; other securities traded in the over-the-counter market and listed securities for which no sale was reported on that date are stated at the last quoted bid price. Short-term notes are stated at amortized cost, which is equivalent to value. Restricted securities and other securities for which quotations are not readily available will be valued at fair value as determined by the Trustees.

    Federal Income Taxes - The Trust complies with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and distributes all its taxable income to its shareholders. Therefore, no federal or state income tax provision is required.

    Distributions to shareholders - Dividends to shareholders are recorded on the ex-dividend date.

    Other - The Trust follows industry practice and records security transactions on the trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on the accrual basis. Discounts and premiums on securities purchased, if significant, are amortized over the life of the respective securities.

    Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

    NOTE 3 - SHAREHOLDER TRANSACTIONS

    The declaration of Trust provides for an unlimited number of shares of beneficial interest, without par value. The declaration of Trust also established six series of shares which correspond to the six funds described in Note 2. During the years ended December 31, 1998 and 1997, 99% and 100% of dividends declared were reinvested by the respective owners of beneficial interest. Transactions in units of beneficial interest were as follows:



Page 18

    STAAR INVESTMENT TRUST SHAREHOLDER TRANSACTIONS
    YEAR ENDED 12/31/98


    Fund   December 31, 1997 Balance   Sold    Reinvestment Of Dividends
Redemption    December 31, 1998 Balance

    Shares   Amount    Shares   Amount     Shares   Amount     Shares
Amount    Shares   Amount


    Intermediate
    Bond Fund     60,904   $ 605,200   52,286   $ 547,135   3,932   $ 40,840
(6,765)   $ (70,349)   110,356  $1,122,826

    Long-Term
    Bond Fund     31,339   $ 315,763   22,345   $ 245,762   2,372   $ 26,169
(2,445)   $ (27,482)   56,611   $ 560,212

    Larger
    Company
    Stock Fund    104,889  $1,131,829  45,157   $ 571,825   7,679   $ 99,910
(15,216)  $(190,149)   142,510  $1,613,415

    Smaller
    Company
    Stock Fund    102,877  $1,075,143  45,382   $ 522,933   3,628   $ 41,616
(11,000)  $(114,493)   140,886  $1,525,199

    International
    Fund          107,214  $1,145,174  53,791   $ 588,719   3,500   $ 37,310
(12,771)  $(131,184)   151,734  $1,640,019


    Alternative
    Categories
    Fund          29,151   $ 302,974   14,010   $ 148,420   1,001   $  9,741
(5,520)   $( 52,039)    38,641  $ 409,096


    Total
    Amount                 $4,576,083           $2,624,794          $ 255,586
          $(585,696)            $6,870,767


    Net undistributed investment income (loss) for each fund as of December 31, 1998 was as follows:

    IBF     $14,097
    LTBF    $ 6,040
    LCSF    $(3,943)
    SCSF    $(1,691)
    INTF    $ 2,394
    ACF     $  (368)


    NOTE 4 - SUMMARY OF UNREALIZED GAINS AND LOSSES:

    Following is a summary of unrealized gains and losses for each portfolio as of December 31, 1998:

    <Caption
                                           _____Unrealized___
                                                                  Market
                          Cost        Gain     Loss       Net        Value

    Intermediate Bond     $1,222,693   19,159  $ (2,579)  $ 16,580   $1,239,273
    Long Term Bond           574,232   32,893      (861)    32,032   $  606,264
    Larger Company
    Stock Fund             1,610,418  243,044      (941)   242,103    1,852,521
    Smaller Company
    Stock Fund             1,524,719   93,624    (4,265)    89,359    1,614,078
    International Fund     1,643,612   83,627  (118,189)   (34,562)   1,609,050
    AltCat                   408,933   20,378   (55,306)   (34,928)     374,005
    TOTAL                 $6,984,607  $492,725 $(182,141) $310,584   $7,295,191


    NOTE 5 - INVESTMENT ADVISORY FEES AND OTHER
    TRANSACTIONS WITH AFFILIATES: Effective
    April 1, 1996, the Trust entered into a Master Investment Advisory
    Agreement with STAAR Financial Advisors, Inc., a related party
    (advisor). This agreement appointed the Advisor to act as investment advisor to the Trust on behalf of six series portfolios for a one year period. This agreement has subsequently been extended through April 1, 2000. The advisor furnishes investment management and advisory services (rate varies for each portfolio in accordance with a fee schedule ranging from .63% to .90% of average daily net asset value). During the period ended December 31, 1998, the investment advisor waived fees as follows:

                               Amount of               Fees Waived
    Fund                       FeesWaived              Per Share
    Intermediate Bond Fund     $1,033                  $ .01
    Long Term Bond Fund           603                    .01


    The president of the investment advisor is the organizer of the Trust. The agreement provides for an expense reimbursement from the investment advisor if the Trust's total expense for any series (fund), exclusive of taxes, interest, costs of portfolio acquisitions and dispositions and extraordinary expenses, for any fiscal year, exceed the level of expenses which such series is permitted to bear under the most restrictive expense limitation imposed on open-end investment companies by any state in which shares of such series are then qualified. The agreement also stipulates that all organization expenses of the Trust are paid by the investment advisor as well as certain marketing, legal and accounting and transfer and custodial services for the first two years and longer if approved by both parties on an annual basis.

    The STAAR Investment Trust is also charged 0.09% of the average daily net asset value for each Fund for various Trust expenses; from this the Trustees are compensated as a group at a rate of $1,125 per calendar quarter.

    Certain affiliated persons held aggregate investments in the respective portfolios as of December 31, 1998 as follows:

                                             Shares       Value
    Intermediate bond fund                   3,937.382    $ 41,146
    Long term bond fund                      2,085.392      23,273
    Larger company stock fund                10,678.327    138,711
    Smaller company stock fund               16,459.801    188,465
    International fund                       16,332.305    173,122
    Alternative categories fund              3,844.234      37,174

    Effective September 1, 1998, the Trust received approval of a 12b-1 arrangement which provides fee (commission) payments to broker/dealers who refer investors who become shareholders in the Trust. The fee structure is .5% for the bond funds and 1.0% for the stock funds over the first 12 months from date of purchase and .15% for bond funds and .25% for stock funds per year thereafter. Fees are calculated based on fair market values and arew payable monthly the first 12 months and quarterly thereafter. Total 12b-1 expense for 1998 was $24.


                     CARSON & COMPANY
                CERTIFIED PUBLIC ACCOUNTANTS

    P.O. BOX 395
    201 VILLAGE COMMONS
    SEWlCKLEY, PA 15143
    (412) 741-8588
    FAX (412) 741-0833

    Independent Auditor's Report

    To the Shareholders and Trustees
    STAAR Investment Trust

    We have audited the statement of assets and liabilities, including the schedules of investments of STAAR Investment Trust (comprising, respectively, the Intermediate Bond Fund, Long Term Bond Fund, Larger Company
    Stock Fund, Smaller Company Stock Fund, International Fund and
    Alternative Categories Fund) as of December 31, 1998, and the related statements of operations and cash flows for the period then ended, the statement of changes in net assets for the period then ended, and the selected per share data and ratios for the period then ended. These financial statements and per share data and ratios are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and per share data and ratios based on our audit.

    We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and per share data and ratios are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998 by correspondence with the custodians. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

    In our opinion, the financial statements and selected per share data and ratios referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting the STAAR Investment Trust as of December 31, 1998, the results of their operations and their cash flows for the period then ended, the changes in their net assets for the period then ended, and the selected per share data and ratios for the period then ended, in conformity with generally accepted accounting principles.

     Sewickley, PA
     February 26, 1999


Offices of the Trust

604 McKnight Park Dr.
Pittsburgh, PA 15237

Investment Advisor

STAAR Financial Advisors, Inc.
604 McKnight Park Dr.
Pittsburgh, PA 15237

E-Mail:   staar@iname.com

Web Site:  www.staarinvest.com

Transfer Agent for Shareholder Accounts

STAAR Financial Advisors, Inc.
604 McKnight Park Dr.
Pittsburgh, PA 15237

Counsel

Alan Lefkowitz
Kabala & Geeseman
200 First Ave., Pittsburgh, PA 15222

Independent Auditors

Carson & Co.
201 Village Commons, Sewickley, PA 15143


Trustees

Ronald G. Benson
Coraopolis, PA
Business Consultant
Regional Coordinator, Fellowship of Companies for Christ, International

Jeffrey A. Dewhirst
Sewickley, PA
Investment Banker, Corporate Finance Associates

Thomas J. Smith
Sewickley, PA
Owner/President, CapMasters

John H. Weisbrod
Cranberry, PA
Former President, Sea Breeze Laboratories, Inc.

J. Andre Weisbrod
Wexford, PA
President, STAAR Financial Advisors, Inc.